Exhibit 99.5

BEAR STEARNS

                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009



DATE:                July 31, 2007

TO: The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY9

ATTENTION:           Matthew Sabino

TELEPHONE:           212-815-6093

FACSIMILE:           212-815-3986

FROM:                Derivatives Documentation

TELEPHONE:           212-272-2711

FACSIMILE:           212-272-9857

SUBJECT:             Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER:    FXNEC9851


The purpose of this long-form confirmation ("Long-form Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Stearns Financial Products Inc. ("Party A") and The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY9 ("Party B") created under the Pooling and Servicing Agreement, dated as of July 1, 2007, among CWALT, Inc. as depositor, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement"). This Long-form Confirmation evidences a complete and binding agreement ("Agreement") between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof. Item 2 of this Long-form Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a "Schedule" as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1. The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Long-form Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

Item 2. The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:       Rate Cap

         Notional Amount:           With respect to any Calculation Period, the
                                    amount set forth for such Calculation Period on Schedule I attached hereto.

         Trade Date:                July 26, 2007

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 2 of 23


         Effective Date:                             August 25, 2007

         Termination Date:                           February 25, 2015, subject
                                                     to adjustment in accordance
                                                     with the Business Day
                                                     Convention.

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B; provided that the
                                                     Fixed Amount to Party A
                                                     shall be made on behalf of
                                                     Party B by Deutsche Bank
                                                     Securities Inc.

                  Fixed Rate Payer
                  Payment Dates:                     July 31, 2007

                  Fixed Amount:                      USD 158,000

         Floating Amounts:

                  Floating Rate Payer:               Party A

                  Cap Rate:                          7.90000% for each
                                                     Calculation Period from and
                                                     including the Effective
                                                     Date to but excluding July
                                                     25, 2012; and

                                                     7.30000% for each
                                                     Calculation Period from and
                                                     including July 25, 2012 to
                                                     but excluding the
                                                     Termination Date.

                  Floating Rate Payer
                  Payment Dates:                     The 25th calendar day of
                                                     each month during the Term
                                                     of this Transaction,
                                                     commencing September 25,
                                                     2007, and ending on the
                                                     Termination Date, subject
                                                     to adjustment in accordance
                                                     with the Business Day
                                                     Convention.

                  Floating Rate Option:              USD-LIBOR-BBA; provided,
                                                     however, that if the
                                                     Floating Rate determined
                                                     from such Floating Rate
                                                     Option for any Calculation
                                                     Period is greater than
                                                     10.10000% then the Floating
                                                     Rate Option for such
                                                     Calculation Period shall be
                                                     deemed to be 10.10000%.

                  Designated Maturity:               One month

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  Reset Dates:                       The first day of each
                                                     Calculation Period.

                  Compounding:                       Inapplicable

         Business Days:                              New York

         Business Day Convention:                    Following

Item 3.  Provisions Deemed Incorporated in a Schedule to the ISDA Master
         Agreement:

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 3 of 23

(b) "Specified Transaction" will not apply to Party A or Party B for any purpose.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that notwithstanding anything to the contrary in Section 5(a)(i) or in Paragraph 7 any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under
            Section 5(a)(i) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b); provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will not apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

            "Specified Indebtedness" will have the meaning specified in Section 14.

            "Threshold Amount" means USD 100,000,000.

      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Pooling and Servicing Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14, notwithstanding anything to the contrary in this Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Pooling and Servicing Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F)
            Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 4 of 23

      (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A and will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation and the Second Method will apply, provided, however, that, notwithstanding anything to the contrary in this Agreement, if an Early Termination Date has been designated as a result of a Derivative Provider Trigger Event, the following provisions will apply:

            (A) Section 6(e) is hereby amended by inserting on the first line thereof the words "or is effectively designated" after "If an Early Termination Date occurs";

            (B) The definition of Market Quotation in Section 14 shall be deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, and a party making the determination, an amount determined on the basis of one or more Firm Offers from Reference Market-makers that are Eligible Replacements. Each Firm Offer will be (1) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a Replacement Transaction, and (2) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date are to be included. The party making the determination (or its agent) will request each Reference Market-maker that is an Eligible Replacement to provide its Firm Offer to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the designation or occurrence of the relevant Early Termination Date. The day and time as of which those Firm Offers are to be provided (the "bid time") will be

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 5 of 23

                  selected in good faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If at least one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, the Market Quotation will be the Firm Offer (among such Firm Offers as specified in clause (C) below) actually accepted by Party B no later than the Business Day immediately preceding the Early Termination Date. If no Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Transactions cannot be determined.

            (C) If more than one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall accept the Firm Offer (among such Firm Offers) which would require either (x) the lowest payment by Party B to the Reference Market-maker, to the extent Party B would be required to make a payment to the Reference Market-maker or (y) the highest payment from the Reference Market-maker to Party B, to the extent the Reference Market-maker would be required to make a payment to Party B. If only one Firm Offer from an Approved Replacement (which, if accepted, would determine the Market Quotation) is provided at the bid time, Party B shall accept such Firm Offer.

            (D) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so.

            (E) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

                  "(3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

            (F)   In determining whether or not a Firm Offer satisfies clause
                  (B)(y) of the definition of Replacement Transaction and whether or not a proposed transfer satisfies clause (e)(B)(y) of the definition of Permitted Transfer, Party B shall act in a commercially reasonable manner.

(g)   "Termination Currency" means USD.

      (h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 6 of 23

                  Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement.

                  In making this representation, it may rely on:

                  (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

                  (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

                  (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

            (B)   Party B makes the following representation(s):

                  None.

      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:

            (A)   Party A makes the following representation(s):

                  Party A is a corporation organized under the laws of the State of Delaware and its U.S. taxpayer identification number is 13-3866307.

            (B)   Party B makes the following representation(s):

                  None.

(b)   Tax Provisions.

      (i) Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. Notwithstanding the definition of "Indemnifiable Tax" in Section 14 of this Agreement, all Taxes in relation to payments by Party A shall be Indemnifiable Taxes (including any Tax imposed in relation to a Credit Support Document or in relation to any payment thereunder) unless such Taxes (i) are assessed directly against Party B and not by deduction or withholding by Party A or
            (ii) arise as a result of a Change in Tax Law (in which case such Tax shall be an Indemnifiable Tax only if such Tax satisfies the definition of Indemnifiable Tax provided in Section 14). In relation to payments by Party B, no Tax shall be an Indemnifiable Tax.

Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver   Form/Document/                                       Date by which to
document                    Certificate                                          be delivered
Party A                     An original properly completed and executed          (i) upon execution of this Agreement, (ii) on
                            United States Internal Revenue Service Form W-9      or before the first payment date under this
                            (or any successor thereto) with respect to any       Agreement, including any Credit Support

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 7 of 23

                            payments received or to be received by Party A       Document, (iii) promptly upon the reasonable
                            that eliminates U.S. federal withholding and         demand by Party B, (iv) prior to the expiration
                            backup withholding Tax on payments to Party A        or obsolescence of any previously delivered
                            under this Agreement.                                form, and (v) promptly upon the information on
                                                                                 any such previously delivered form becoming
                                                                                 inaccurate or incorrect.

Party B                     (i) Upon execution of this Agreement, an original    (i) upon execution of this Agreement, (ii) on
                            properly completed and executed United States        or before the first payment date under this
                            Internal Revenue Service Form W-9 (or any            Agreement, including any Credit Support
                            successor thereto) with respect to any payments      Document, (iii) in the case of a tax
                            received or to be received by the initial            certification form other than a Form W-9,
                            beneficial owner of payments to Party B that         before December 31 of each third succeeding
                            eliminates U.S. federal withholding and backup       calendar year, (iv) promptly upon the
                            withholding Tax on payments to Party B under this    reasonable demand by Party A, (v) prior to the
                            Agreement, and (ii) thereafter,  the appropriate     expiration or obsolescence of any previously
                            tax certification form (i.e., IRS Form W-9 or IRS    delivered form, and (vi) promptly upon the
                            Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as            information on any such previously delivered
                            applicable (or any successor form thereto)) with     form becoming inaccurate or incorrect.
                            respect to any payments received or to be
                            received by the beneficial owner of payments to
                            Party B under this Agreement from time to time.

(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to   Form/Document/                                      Date by which to                      Covered by Section
deliver document    Certificate                                         be delivered                          3(d) Representation
Party A and         Any documents required by the receiving party to    Upon the execution and delivery of    Yes
Party B             evidence the authority of the delivering party or   this Agreement
                    its Credit Support Provider, if any, for it to
                    execute and deliver the Agreement, each
                    Confirmation, and any Credit Support Documents to
                    which it is a party, and to evidence the authority
                    of the delivering party or its Credit Support
                    Provider to perform its obligations under the
                    Agreement, each Confirmation and any Credit
                    Support Document, as the case may be

Party A and         A certificate of an authorized officer of the       Upon the execution and delivery of    Yes
Party B             party, as to the incumbency and authority of the    this Agreement
                    respective officers of the party signing the
                    Agreement, each  Confirmation, and any relevant
                    Credit Support Document, as the case may be

Party A             Annual Report of Party A containing consolidated    Upon request by Party B               Yes
                    financial statements certified by independent
                    certified public accountants and prepared in
                    accordance with generally accepted accounting
                    principles in the country in which Party A is
                    organized

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 8 of 23


Party required to   Form/Document/                                      Date by which to                      Covered by Section
deliver document    Certificate                                         be delivered                          3(d) Representation
Party A             Quarterly Financial Statements of Party A           Upon request by Party B               Yes
                    containing unaudited, consolidated financial
                    statements of Party A's fiscal quarter prepared
                    in accordance with generally accepted accounting
                    principles in the country in which Party A is
                    organized

Party A             An opinion of counsel of such party  regarding      Upon the execution and delivery of    No
                    the enforceability of this Agreement in a form      this Agreement
                    reasonably satisfactory to the other party.

Party B             An executed copy of the Pooling and Servicing       Promptly upon filing of such          No
                    Agreement                                           agreement with the U.S. Securities
                                                                        and Exchange Commission

Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

                  with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations   7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to Party B:

                  Address: The Bank of New York
                                    101 Barclay Street - 4W Floor
                                    New York, NY 10286
                  Attention:        Corporate Trust Administration MBS
                                    Administration, CWALT, Series 2007-HY9
                  Telephone:        (212) 815-6093
                  Facsimile:        (212) 815-3986


                  (For all purposes)

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 9 of 23

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent: Not applicable.

      Party B appoints as its Process Agent: Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

(e)   Calculation Agent. The Calculation Agent is Party A.

(f)   Credit Support Document.

      Party A: The Credit Support Annex, and any guarantee in support of Party
               A's obligations under this Agreement.

      Party B: The Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B: None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. Party A and Party B shall be deemed to have no Affiliates for purposes of this Agreement.

Part 5. Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 10 of 23

      Agreement; each herein reference to a "Part" will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii)  [Reserved.]

      (iii) [Reserved.]

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party (whether written or oral) regarding any Transaction hereunder, other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction, (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its own judgment and upon any advice from such advisors as it has deemed necessary and not upon any view expressed by the other party, (iii) it is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, and (iv) it has not received from the other party any assurance or guaranty as to the expected results of this Transaction.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended (i) by deleting in the first paragraph the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and in the third paragraph the words ", which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed", (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted

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The Bank of New York, not in its individual or corporate capacity, but solely as
Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 11 of 23

            Transfer" in lieu thereof, and (iii) adding at the end of the third paragraph "; provided that the other party's consent shall not be required if such transfer is a Permitted Transfer."

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Failure to Post Collateral. If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

            (A) A Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that Part 1(f)(i)(A) applies) and which remains capable of becoming legally binding upon acceptance.

            (B) An S&P Required Ratings Downgrade Event has occurred and is continuing and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.

      (iii) Amendment of the Pooling and Servicing Agreement. If, without the prior written consent of Party A, where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld, conditioned or delayed), an amendment or modification is made to the Pooling and Servicing Agreement which amendment or modification could reasonably be expected to have a material adverse effect on the rights and interests of Party A under the Credit Support Annex, an Additional Termination Event shall have occurred with respect to Party B, Party B shall be the sole Affected Party and all Transactions hereunder shall be Affected Transactions.

      (iv)  [Reserved.]

      (v)   [Reserved.]

      (vi) Optional Termination of Securitization. An Additional Termination Event shall occur upon the earlier of (i) the occurrence of an Optional Termination in accordance with Article IX of the Pooling and Servicing Agreement or (ii) notice to Certificateholders of such Optional Termination becoming unrescindable, in accordance with
            Article IX of the Pooling and Servicing Agreement. Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided, however, that notwithstanding anything to the contrary in Section 6(b)(iv), only Party B may designate an Early Termination Date as a result of this Additional Termination Event.

      (vii) [Reserved.]

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Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 12 of 23

(d) Required Ratings Downgrade Event. If a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee by a guarantor with credit ratings at least equal to the S&P Required Ratings Threshold and the Moody's Second Trigger Threshold.

[(e) Compliance with Item 1115 of Regulation AB. Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of January 30, 2006 (the "Item 1115 Agreement"), among Countrywide Home Loans, Inc., CWABS, Inc., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Bear Stearns Financial Products Inc. shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the
      Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B.


(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P, except that:

            (a) Party A may make a Permitted Transfer (1) pursuant to Section 6(b)(ii) (as amended herein)or the Item 1115 Agreement, (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement), or (3) at any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold;

            (b) Party B may transfer its rights and obligations hereunder in connection with a transfer pursuant to Article VIII of the Pooling and Servicing Agreement; and

            (c) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

            Any purported transfer that is not in compliance with this Section will be void.

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Limited Recourse; Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from the Supplemental Interest Trust and the proceeds thereof, and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Supplemental Interest Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the accounts held by the Supplemental Interest Trust and the proceeds thereof, any claims against or obligations of Party B under this Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive.

(h)   [Reserved.]

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this

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Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 13 of 23


      Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.

(m) Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Supplemental Interest Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates. This provision will survive the termination of this Agreement.

(n) Supplemental Interest Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed by The Bank of New York ("BNY") not in its individual or corporate capacity, but solely as Supplemental Interest Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) BNY has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, undertakings and agreements herein made on behalf of the Supplemental Interest Trust is made and intended not as personal representations of BNY but is made and intended for the purpose of binding only the Supplemental Interest Trust; and (d) under no circumstances shall BNY in its individual capacity be personally liable for any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement.

(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

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The Bank of New York, not in its individual or corporate capacity, but solely as
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Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 14 of 23

(p)   [Reserved]

(q)   [Reserved.]

(r) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording.

(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.

(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.

(u)   [Reserved.]

(v) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. Party B represents to Party A on the date on which Party B enters into this Agreement that it is executing the Agreement not in its individual capacity, but solely as in its capacity as Supplemental Interest Trustee.

(w)   [Reserved.]

(x) Limitation on Events of Default. Notwithstanding the provisions of Sections 5 and 6, with respect to any Transaction, if at any time and so long as Party B has satisfied in full all its payment obligations under
      Section 2(a)(i) in respect of each Transaction with the reference number FXNCC9851 ( a "Cap Transaction") and has at the time no future payment obligations, whether absolute or contingent, under such Section in respect of such Cap Transaction, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of any such payment in respect of such Cap Transaction, (a) the occurrence of an event described in Section 5(a) with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as Defaulting Party in respect of such Cap Transaction and (b) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 in respect of such Cap Transaction only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) with respect to Party A as the Affected Party, or Section 5(b)(iii) with respect to Party A as the Burdened Party. Party A acknowledges and agrees that Party B's only payment obligation under Section 2(a)(i) in respect of each Cap Transaction is to pay the related Fixed Amount on the related Fixed Amount Payer Payment Date.

(y)   [Reserved.]

(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of [the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold.

      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions
      (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.

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Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 15 of 23

      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future payment obligations and obligations to post collateral of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future payment obligations and obligations to post collateral of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P.

      "Eligible Replacement" means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement, as applicable), (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency and (II) (x) which has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, in either case if Moody's is a Rating Agency, and (C) that has executed an
      Item 1115 Agreement with the Depositor.

      "Financial Institution" means a bank, broker/dealer, insurance company, structured investment company or derivative product company.

      "Firm Offer" means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.

      "Moody's" means Moody's Investors Service, Inc., or any successor thereto.

      "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".

      "Moody's Second Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.

      "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".

      "Permitted Transfer" means a transfer by novation by Party A, in the circumstances specified in this Agreement (including agreements incorporated by reference herein) as a Permitted Transfer, to a transferee (the "Transferee") of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as
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Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 16 of 23


      transfer each of the following conditions is satisfied: (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4 (in each case as certified by such entity);(c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) the Transferee contracts with Party B pursuant to a written instrument (the "Transfer Agreement") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer, or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and
      (ii) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.

      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that each such Rating Agency provides prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates.

      "Rating Agencies" mean, with respect to any date of determination, each of S&P and Moody's, to the extent that each such rating agency is then providing a rating for any of the Certificates.

      "Relevant Entities" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.

      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.

      "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold. For purposes of determining whether a Required Ratings Downgrade Event has occurred, each Relevant Entity shall provide its credit ratings to Party B in writing, upon request of Party B.


      "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold.

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 17 of 23


      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

      "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

      "S&P Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.

      "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-2" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.




               [Remainder of this page intentionally left blank.]

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 18 of 23


Item 4. Account Details and Settlement Information:


      Payments to Party A:

              Citibank, N.A., New York
              ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
              Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
              Sub-account  Number: 102-04654-1-3
              Attention: Derivatives Department

         Payments to Party B:

              The Bank of New York
              New York, NY
              ABA # 021-000-018
              GLA # 111-565
              For Further Credit:  TAS A/C 542007
              Attn: Matthew J. Sabino 212-815-6093
              Fax:  212-815-3986



NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN PARTY A IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Party B hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to Party A a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 19 of 23

We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.



By:  /s/ Michael F. Bellacosa
     -------------------------------
     Name:  Michael F. Bellacosa
     Title: Authorized Signatory


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

THE BANK OF NEW YORK, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE FOR ALTERNATIVE LOAN TRUST 2007-HY9



By:  /s/ Matthew Sabino
     -------------------------------
     Name:  Matthew Sabino
     Title: Assistant Treasurer

lm

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 20 of 23





                                   SCHEDULE I

(all such dates subject to adjustment in accordance with the Following Business
                                Day Convention)

                                                          Notional Amount
 From and including           To but excluding                 (USD)
 ------------------           ----------------                 -----
   Effective Date                 25-Sep-07                 43,499,868
     25-Sep-07                    25-Oct-07                 43,499,868
     25-Oct-07                    25-Nov-07                 43,499,868
     25-Nov-07                    25-Dec-07                 43,499,868
     25-Dec-07                    25-Jan-08                 43,499,868
     25-Jan-08                    25-Feb-08                 43,499,868
     25-Feb-08                    25-Mar-08                 43,499,868
     25-Mar-08                    25-Apr-08                 43,499,868
     25-Apr-08                    25-May-08                 43,499,868
     25-May-08                    25-Jun-08                 43,499,868
     25-Jun-08                    25-Jul-08                 43,499,868
     25-Jul-08                    25-Aug-08                 43,499,868
     25-Aug-08                    25-Sep-08                 43,499,868
     25-Sep-08                    25-Oct-08                 43,499,868
     25-Oct-08                    25-Nov-08                 43,499,868
     25-Nov-08                    25-Dec-08                 43,499,868
     25-Dec-08                    25-Jan-09                 43,499,868
     25-Jan-09                    25-Feb-09                 43,499,868
     25-Feb-09                    25-Mar-09                 43,499,868
     25-Mar-09                    25-Apr-09                 43,499,868
     25-Apr-09                    25-May-09                 43,499,868
     25-May-09                    25-Jun-09                 43,499,868
     25-Jun-09                    25-Jul-09                 43,499,868
     25-Jul-09                    25-Aug-09                 43,499,868
     25-Aug-09                    25-Sep-09                 43,499,868
     25-Sep-09                    25-Oct-09                 43,499,868
     25-Oct-09                    25-Nov-09                 43,499,868
     25-Nov-09                    25-Dec-09                 43,499,868
     25-Dec-09                    25-Jan-10                 43,499,868
     25-Jan-10                    25-Feb-10                 43,499,868
     25-Feb-10                    25-Mar-10                 43,499,868
     25-Mar-10                    25-Apr-10                 43,499,868
     25-Apr-10                    25-May-10                 43,499,868
     25-May-10                    25-Jun-10                 43,499,868
     25-Jun-10                    25-Jul-10                 43,499,868
     25-Jul-10                    25-Aug-10                 43,499,868
     25-Aug-10                    25-Sep-10                 43,499,868
     25-Sep-10                    25-Oct-10                 43,499,868
     25-Oct-10                    25-Nov-10                 43,122,430
     25-Nov-10                    25-Dec-10                 41,043,057
     25-Dec-10                    25-Jan-11                 39,171,906
     25-Jan-11                    25-Feb-11                 37,371,827
     25-Feb-11                    25-Mar-11                 35,640,301
     25-Mar-11                    25-Apr-11                 33,974,902

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 21 of 23

     25-Apr-11                    25-May-11                 32,373,281
     25-May-11                    25-Jun-11                 30,833,173
     25-Jun-11                    25-Jul-11                 29,352,387
     25-Jul-11                    25-Aug-11                 27,928,812
     25-Aug-11                    25-Sep-11                 26,560,407
     25-Sep-11                    25-Oct-11                 25,245,201
     25-Oct-11                    25-Nov-11                 23,981,291
     25-Nov-11                    25-Dec-11                 22,766,840
     25-Dec-11                    25-Jan-12                 21,600,074
     25-Jan-12                    25-Feb-12                 20,479,281
     25-Feb-12                    25-Mar-12                 19,402,806
     25-Mar-12                    25-Apr-12                 18,369,053
     25-Apr-12                    25-May-12                 17,376,479
     25-May-12                    25-Jun-12                 16,423,580
     25-Jun-12                    25-Jul-12                 15,509,351
     25-Jul-12                    25-Aug-12                 28,396,760
     25-Aug-12                    25-Sep-12                 27,814,170
     25-Sep-12                    25-Oct-12                 27,242,851
     25-Oct-12                    25-Nov-12                 26,682,582
     25-Nov-12                    25-Dec-12                 26,133,146
     25-Dec-12                    25-Jan-13                 25,594,332
     25-Jan-13                    25-Feb-13                 25,065,932
     25-Feb-13                    25-Mar-13                 24,547,743
     25-Mar-13                    25-Apr-13                 24,039,563
     25-Apr-13                    25-May-13                 23,541,198
     25-May-13                    25-Jun-13                 23,052,456
     25-Jun-13                    25-Jul-13                 22,573,149
     25-Jul-13                    25-Aug-13                 22,103,097
     25-Aug-13                    25-Sep-13                 21,642,118
     25-Sep-13                    25-Oct-13                 21,190,030
     25-Oct-13                    25-Nov-13                 20,746,662
     25-Nov-13                    25-Dec-13                 20,311,841
     25-Dec-13                    25-Jan-14                 19,885,402
     25-Jan-14                    25-Feb-14                 19,467,180
     25-Feb-14                    25-Mar-14                 19,057,016
     25-Mar-14                    25-Apr-14                 18,654,752
     25-Apr-14                    25-May-14                 18,260,234
     25-May-14                    25-Jun-14                 17,873,311
     25-Jun-14                    25-Jul-14                 17,493,838
     25-Jul-14                    25-Aug-14                 17,121,685
     25-Aug-14                    25-Sep-14                 16,756,708
     25-Sep-14                    25-Oct-14                 16,398,750
     25-Oct-14                    25-Nov-14                 16,047,674
     25-Nov-14                    25-Dec-14                 15,703,346
     25-Dec-14                    25-Jan-15                 15,365,634
     25-Jan-15                Termination Date              15,034,411

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 22 of 23

                                     Annex A

                    Paragraph 13 of the Credit Support Annex

Reference Number: FXNCC9851
The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest
Trustee for Alternative Loan Trust 2007-HY9
July 31, 2007
Page 23 of 23




                                     Annex B

                               Item 1115 Agreement

                                                                         ANNEX A


                                     ISDA(R)
                              CREDIT SUPPORT ANNEX
                             to the Schedule to the
                              ISDA Master Agreement
                        dated as of July 31, 2007 between

 Bear Stearns Financial Products Inc. (hereinafter referred to as "Party A" or
                                 "Pledgor") and

The Bank of New York, not in its individual or corporate capacity, but solely as Supplemental Interest Trustee for Alternative Loan Trust 2007-HY9 (hereinafter referred to as "Party B" or "Secured Party")

For the avoidance of doubt, and notwithstanding anything to the contrary that may be contained in the Agreement, this Credit Support Annex shall relate solely to the Transaction documented in the Confirmation dated July 31, 2007, between Party A and Party B, Reference Number FXNEC9851.

Paragraph 1.      Interpretation

(a) Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.

(b) Secured Party and Pledgor. All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2.      Security Interest

Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.

Paragraph 3.      Credit Support Obligations


(a) Delivery Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Secured Party on or promptly following a Valuation Date, if the Delivery Amount for that Valuation Date equals or exceeds the Pledgor's Minimum Transfer Amount, then the Pledgor will Transfer to the Secured Party Eligible Credit Support having a Value as of the date of Transfer at least equal to the applicable Delivery Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the amount by which:

            (i)   the Credit Support Amount

            exceeds

            (ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party.

(b) Return Amount. Subject to Paragraphs 4 and 5, upon a demand made by the Pledgor on or promptly following a Valuation Date, if the Return Amount for that Valuation Date equals or exceeds the Secured Party's Minimum Transfer Amount, then the Secured Party will Transfer to the Pledgor Posted Credit Support specified by the Pledgor in that demand having a Value as of the date of Transfer as close as practicable to the applicable Return Amount (rounded pursuant to Paragraph 13). Unless otherwise specified in Paragraph 13, the "Return Amount" applicable to the Secured Party for any Valuation Date will equal the amount by which:

            (i) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party exceeds

            (ii)  the Credit Support Amount.

"Credit Support Amount" means, unless otherwise specified in Paragraph 13, for any Valuation Date (i) the Secured Party's Exposure for that Valuation Date plus
(ii) the aggregate of all Independent Amounts applicable to the Pledgor, if any, minus (iii) all Independent Amounts applicable to the Secured Party, if any, minus (iv) the Pledgor's Threshold; provided, however, that the Credit Support Amount will be deemed to be zero whenever the calculation of Credit Support Amount yields a number less than zero.

Paragraph 4.      Conditions Precedent, Transfer Timing, Calculations and
Substitutions


(a) Conditions Precedent. Each Transfer obligation of the Pledgor under Paragraphs 3 and 5 and of the Secured Party under Paragraphs 3, 4(d)(ii), 5 and 6(d) is subject to the conditions precedent that:

            (i) no Event of Default, Potential Event of Default or Specified Condition has occurred and is continuing with respect to the other party; and

            (ii) no Early Termination Date for which any unsatisfied payment obligations exist has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the other party.

(b) Transfer Timing. Subject to Paragraphs 4(a) and 5 and unless otherwise specified, if a demand for the Transfer of Eligible Credit Support or Posted Credit Support is made by the Notification Time, then the relevant Transfer will be made not later than the close of business on the next Local Business Day; if a demand is made after the Notification Time, then the relevant Transfer will be made not later than the close of business on the second Local Business Day thereafter.

(c) Calculations. All calculations of Value and Exposure for purposes of Paragraphs 3 and 6(d) will be made by the Valuation Agent as of the Valuation Time. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the Local Business Day following the applicable Valuation Date (or in the case of Paragraph 6(d), following the date of calculation).

(d)   Substitutions.

            (i) Unless otherwise specified in Paragraph 13, upon notice to the Secured Party specifying the items of Posted Credit Support to be exchanged, the Pledgor may, on any Local Business Day, Transfer to the Secured Party substitute Eligible Credit Support (the "Substitute Credit Support"); and

            (ii) subject to Paragraph 4(a), the Secured Party will Transfer to the Pledgor the items of Posted Credit Support specified by the Pledgor in its notice not later than the Local Business Day following the date on which the Secured Party receives the Substitute Credit Support, unless otherwise specified in Paragraph 13 (the "Substitution Date"); provided that the Secured Party will only be obligated to Transfer Posted Credit Support with a Value as of the date of Transfer of that Posted Credit Support equal to the Value as of that date of the Substitute Credit Support.

Paragraph 5.      Dispute Resolution

If a party (a "Disputing Party") disputes (I) the Valuation Agent's calculation of a Delivery Amount or a Return Amount or (II) the Value of any Transfer of Eligible Credit Support or Posted Credit Support, then (I) the Disputing Party will notify the other party and the Valuation Agent (if the Valuation Agent is not the other party) not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of (I) above or (Y) the date of Transfer in the case of (II) above, (2) subject to Paragraph 4(a), the appropriate party will Transfer the undisputed amount to the other party not later than the close of business on the Local Business Day following (X) the date that the demand is made under Paragraph 3 in the case of
(I) above or (Y) the date of Transfer in the case of (II) above, (3) the parties will consult with each other in an attempt to resolve the dispute and (4) if they fail to resolve the dispute by the Resolution Time, then:

            (i) In the case of a dispute involving a Delivery Amount or Return Amount, unless otherwise specified in Paragraph 13, the Valuation Agent will recalculate the Exposure and the Value as of the Recalculation Date by:

                  (A) utilizing any calculations of Exposure for the Transactions (or Swap Transactions) that the parties have agreed are not in dispute;

                  (B) calculating the Exposure for the Transactions (or Swap Transactions) in dispute by seeking four actual quotations at mid-market from Reference Market-makers for purposes of calculating Market Quotation, and taking the arithmetic average of those obtained; provided that if four quotations are not available for a particular Transaction (or Swap Transaction), then fewer than four quotations may be used for that Transaction (or Swap Transaction); and if no quotations are available for a particular Transaction (or Swap Transaction), then the Valuation Agent's original calculations will be used for that Transaction (or Swap Transaction); and

                  (C) utilizing the procedures specified in Paragraph 13 for calculating the Value, if disputed, of Posted Credit Support.

            (ii) In the case of a dispute involving the Value of any Transfer of Eligible Credit Support or Posted Credit Support, the Valuation Agent will recalculate the Value as of the date of Transfer pursuant to Paragraph 13.

Following a recalculation pursuant to this Paragraph, the Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) not later than the Notification Time on the Local Business Day following the Resolution Time. The appropriate party will, upon demand following that notice by the Valuation Agent or a resolution pursuant to (3) above and subject to Paragraphs 4(a) and 4(b), make the appropriate Transfer.

Paragraph 6.      Holding and Using Posted Collateral


(a) Care of Posted Collateral. Without limiting the Secured Party's rights under Paragraph 6(c), the Secured Party will exercise reasonable care to assure the safe custody of all Posted Collateral to the extent required by applicable law, and in any event the Secured Party will be deemed to have exercised reasonable care if it exercises at least the same degree of care as it would exercise with respect to its own property. Except as specified in the preceding sentence, the Secured Party will have no duty with respect to Posted Collateral, including, without limitation, any duty to collect any Distributions, or enforce or preserve any rights pertaining thereto.

(b) Eligibility to Hold Posted Collateral; Custodians.

            (i) General. Subject to the satisfaction of any conditions specified in Paragraph 13 for holding Posted Collateral, the Secured Party will be entitled to hold Posted Collateral or to appoint an agent (a "Custodian") to hold Posted Collateral for the Secured Party. Upon notice by the Secured Party to the Pledgor of the appointment of a Custodian, the Pledgor's obligations to make any Transfer will be discharged by making the Transfer to that Custodian. The holding of Posted Collateral by a Custodian will be deemed to be the holding of that Posted Collateral by the Secured Party for which the Custodian is acting.

            (ii) Failure to Satisfy Conditions. If the Secured Parry or its Custodian fails to satisfy any conditions for holding Posted Collateral, then upon a demand made by the Pledgor, the Secured Party will, not later than five Local Business Days after the demand, Transfer or cause its Custodian to Transfer all Posted Collateral held by it to a Custodian that satisfies those conditions or to the Secured Party if it satisfies those conditions.

            (iii) Liability. The Secured Party will be liable for the acts or omissions of its Custodian to the same extent that the Secured Party would be liable hereunder for its own acts or omissions.

(c) Use of Posted Collateral Unless otherwise specified in Paragraph 13 and without limiting the rights and obligations of the parties under Paragraphs 3, 4(d) (ii), 5, 6(d) and 8, if the Secured Party is not a Defaulting Party or an Affected Party with respect to a Specified Condition and no Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Patty, then the Secured Party will, notwithstanding Section 9-207 of the New York Uniform Commercial Code, have the right to:

            (i) sell, pledge, rehypothecate, assign, invest, use, commingle or otherwise dispose of, or otherwise use in its business any Posted Collateral it holds, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor; and\

            (ii) register any Posted Collateral in the name of the Secured Party, its Custodian or a nominee for either.

For purposes of the obligation to Transfer Eligible Credit Support or Posted Credit Support pursuant to Paragraphs 3 and 5 and any rights or remedies authorized under this Agreement, the Secured Party will be deemed to continue to hold all Posted Collateral and to receive Distributions made thereon, regardless of whether the Secured Party has exercised any rights with respect to any Posted Collateral pursuant to (i) or (ii) above.

(d)  Distributions and Interest Amount

            (i) Distributions. Subject to Paragraph 4(a), if the Secured Party receives or is deemed to receive Distributions on a Local Business Day, it will Transfer to the Pledgor not later than the following Local Business Day any Distributions it receives or is deemed to receive to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose).

            (ii) Interest Amount Unless otherwise specified in Paragraph 13 and subject to Paragraph 4(a), in lieu of any interest, dividends or other amounts paid or deemed to have been paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor at the times specified in Paragraph 13 the Interest Amount to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). The Interest Amount or portion thereof not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2.

Paragraph 7.      Events of Default

For purposes of Section 5(a) (iii) (1) of this Agreement, an Event of Default will exist with respect to a party if:

            (i) that party fails (or fails to cause its Custodian) to make, when due, any Transfer of Eligible Collateral. Posted Collateral or the Interest Amount, as applicable, required to be made by it and that failure continues for two Local Business Days after notice of that failure is given to that party;

            (ii) that party fails to comply with any restriction or prohibition specified in this Annex with respect to any of the rights specified in Paragraph 6(c) and that failure continues for five Local Business Days after notice of that failure is given to that party; or

            (iii) that party fails to comply with or perform any agreement or obligation other than those specified in Paragraphs 7(i) and 7(ii) and that failure continues for 30 days after notice of that failure is given to that party.

Paragraph 8.      Certain Rights and Remedies


(a) Secured Party's Rights and Remedies. If at any time (1) an Event of Default or Specified Condition with respect to the Pledgor has occurred and is continuing or (2) an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Pledgor, then, unless the Pledgor has paid in full all of its Obligations that are then due, the Secured Party may exercise one or more of the following rights and remedies:

            (i) all rights and remedies available to a secured party under applicable law with respect to Posted Collateral held by the Secured Party;

            (ii) any other rights and remedies available to the Secured Party under the terms of Other Posted Support, if any;

            (iii) the right to Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

            (iv) the right to liquidate any Posted Collateral held by the Secured Party through one or more public or private sales or other dispositions with such notice, if any, as may be required under applicable law, free from any claim or right of any nature whatsoever of the Pledgor, including any equity or right of redemption by the Pledgor (with the Secured Party having the right to purchase any or all of the Posted Collateral to be sold) and to apply the proceeds (or the Cash equivalent thereof) from the liquidation of the Posted Collateral to any amounts payable by the Pledgor with respect to any Obligations in that order as the Secured Party may elect.

Each party acknowledges and agrees that Posted Collateral in the form of securities may decline speedily in value and is of a type customarily sold on a recognized market, and, accordingly, the Pledgor is not entitled to prior notice of any sale of that Posted Collateral by the Secured Party, except any notice that is required under applicable law and cannot be waived.

(b) Pledgor's Rights and Remedies. If at any time an Early Termination Date has occurred or been designated as the result of an Event of Default or Specified Condition with respect to the Secured Party, then (except in the case of an Early Termination Date relating to less than all Transactions (or Swap Transactions) where the Secured Party has paid in full all of its obligations that are then due under Section 6(e) of this Agreement):

            (i) the Pledgor may exercise all rights and remedies available to a pledgor under applicable law with respect to Posted Collateral held by the Secured Party;

            (ii) the Pledgor may exercise any other rights and remedies available to the Pledgor under the terms of Other Posted Support, if any;

            (iii) the Secured Party will be obligated immediately to Transfer all Posted Collateral and the Interest Amount to the Pledgor; and

            (iv) to the extent that Posted Collateral or the Interest Amount is not so Transferred pursuant to (iii) above, the Pledgor may:

                  (A) Set-off any amounts payable by the Pledgor with respect to any Obligations against any Posted Collateral or the Cash equivalent of any Posted Collateral held by the Secured Party (or any obligation of the Secured Party to Transfer that Posted Collateral); and

                  (B) to the extent that the Pledgor does not Set-off under
                  (iv)(A) above, withhold payment of any remaining amounts payable by the Pledgor with respect to any Obligations, up to the Value of any remaining Posted Collateral held by the Secured Party, until that Posted Collateral is Transferred to the Pledgor.

(c) Deficiencies and Excess Proceeds. The Secured Party will Transfer to the Pledgor any proceeds and Posted Credit Support remaining after liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b) after satisfaction in full of all amounts payable by the Pledgor with respect to any Obligations; the Pledgor in all events will remain liable for any amounts remaining unpaid after any liquidation, Set-off and/or application under Paragraphs 8(a) and 8(b).

(d) Final Returns. When no amounts are or thereafter may become payable by the Pledgor with respect to any Obligations (except for any potential liability under Section 2(d) of this Agreement), the Secured Party will Transfer to the Pledgor all Posted Credit Support and the Interest Amount, if any.

Paragraph 9.      Representations

Each party represents to the other party (which representations will be deemed to be repeated as of each date on which it, as the Pledgor, Transfers Eligible Collateral) that:

            (i) it has the power to grant a security interest in and lien on any Eligible Collateral it Transfers as the Pledgor and has taken all necessary actions to authorize the granting of that security interest and lien;

            (ii) it is the sole owner of or otherwise has the right to Transfer all Eligible Collateral it Transfers to the Secured Party hereunder, free and clear of any security interest, lien, encumbrance or other restrictions other than the security interest and lien granted under Paragraph 2;

            (iii) upon the Transfer of any Eligible Collateral to the Secured Party under the terms of this Annex, the Secured Party will have a valid and perfected first priority security interest therein (assuming that any central clearing corporation or any third-party financial intermediary or other entity not within the control of the Pledgor involved in the Transfer of that Eligible Collateral gives the notices and takes the action required of it under applicable law for perfection of that interest); and

            (iv) the performance by it of its obligations under this Annex will not result in the creation of any security interest, lien or other encumbrance on any Posted Collateral other than the security interest and lien granted under Paragraph 2.


6
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Paragraph 10.   Expenses


(a) General. Except as otherwise provided in Paragraphs 10(b) and 10(c), each party will pay its own costs and expenses in connection with performing its obligations under this Annex and neither party will be liable at any costs and expenses incurred by the other party in connection herewith.

(b) Posted Credit Support. The Pledgor will promptly pay when due all taxes, assessments or charges of any nature that are imposed with respect to Posted Credit Support held by the Secured Party upon becoming aware of the same, regardless of whether any portion of that Posted Credit Support is subsequently disposed of under Paragraph 6(c), except for those taxes, assessments and charges that result from the exercise of the Secured Party's rights under Paragraph 6(c).

(c) Liquidation/Application of Posted Credit Support. All reasonable costs and expenses incurred by or on behalf of the Secured Party or the Pledgor in connection with the liquidation and/or application of any Posted Credit Support under Paragraph 8 will be payable, on demand and pursuant to the Expenses Section of this Agreement, by the Defaulting Party or, if there is no Defaulting Party, equally by the parties.

Paragraph 11.   Miscellaneous


(a) Default Interest. A Secured Party that fails to make, when due, any Transfer of Posted Collateral or the Interest Amount will be obligated to pay the Pledgor (to the extent permitted under applicable law) an amount equal to interest at the Default Rate multiplied by the Value of the items of property that were required to be Transferred, from (and including) the date that Posted Collateral or Interest Amount was required to be Transferred to (but excluding) the date of Transfer of that Posted Collateral or Interest Amount. This interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(b) Further Assurances. Promptly following a demand made by a party, the other party will execute, deliver, file and record any financing statement, specific assignment or other document and take any other action that may be necessary or desirable and reasonably requested by that party to create, preserve, perfect or validate any security interest or lien granted under Paragraph 2, to enable that party to exercise or enforce its rights under this Annex with respect to Posted Credit Support or an Interest Amount or to effect or document a release of a security interest on Posted Collateral or an Interest Amount.

(c) Further Protection. The Pledgor will promptly give notice to the Secured Party of, and defend against, any suit, action, proceeding or lien that involves Posted Credit Support Transferred by the Pledgor or that could adversely affect the security interest and lien granted by it under Paragraph 2, unless that suit, action, proceeding or lien results from the exercise of the Secured Party's rights under Paragraph 6(c).

(d) Good Faith and Commercially Reasonable Manner. Performance of all obligations under this Annex, including, but not limited to, all calculations, valuations and determinations made by either party, will be made in good faith and in a commercially reasonable manner.

(e) Demands and Notices. All demands and notices made by a party under this Annex will be made as specified in the Notices Section of this Agreement, except as otherwise provided in Paragraph 13.

(f) Specifications of Certain Matters. Anything referred to in this Annex as being specified in Paragraph 13 also may be specified in one or more Confirmations or other documents and this Annex will be construed accordingly.


7
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Paragraph 12.   Definitions


As used in this Annex:

"Cash" means the lawful currency of the United States of America.

"Credit Support Amount" has the meaning specified in Paragraph 3.

"Custodian" has the meaning specified in Paragraphs 6(b) (i) and 13.

"Delivery Amount" has the meaning specified in Paragraph 3(a).

"Disputing Party" has the meaning specified in Paragraph 5.

"Distributions" means with respect to Posted Collateral other than Cash, all principal, interest and other payments and distributions of cash or other property with respect thereto, regardless of whether the Secured Party has disposed of that Posted Collateral under Paragraph 6(c). Distributions will not include any item of property acquired by the Secured Party upon any disposition or liquidation of Posted Collateral or, with respect to any Posted Collateral in the form of Cash, any distributions on that collateral, unless otherwise specified herein.

"Eligible Collateral" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Eligible Credit Support" means Eligible Collateral and Other Eligible
Support.

"Exposure" means for any Valuation Date or other date for which Exposure is calculated and subject to Paragraph 5 in the case of a dispute, the amount, if any, that would be payable to a party that is the Secured Party by the other party (expressed as a positive number) or by a party that is the Secured Party to the other party (expressed as a negative number) pursuant to Section 6(e)(ii)(2)(A) of this Agreement as if all Transactions (or Swap Transactions) were being terminated as of the relevant Valuation Time; provided that Market Quotation will be determined by the Valuation Agent using its estimates at mid-market of the amounts that would be paid for Replacement Transactions (as that term is defined in the definition of "Market Quotation").

"Independent Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Interest Amount" means, with respect to an Interest Period, the aggregate sum of the amounts of interest calculated for each day in that Interest Period on the principal amount of Posted Collateral in the form of Cash held by the Secured Party on that day, determined by the Secured Party for each such day as follows:

(x) the amount of that Cash on that day; multiplied by

(y) the Interest Rate in effect for that day; divided by

(z) 360.

"Interest Period" means the period from (and including) the last Local Business Day on which an Interest Amount was Transferred (or, if no Interest Amount has yet been Transferred, the Local Business Day on which Posted Collateral in the form of Cash was Transferred to or received by the Secured Party) to (but excluding) the Local Business Day on which the current Interest Amount is to be Transferred.

"Interest Rate" means the rate specified in Paragraph 13.

"Local Business Day," unless otherwise specified in Paragraph 13, has the meaning specified in the Definitions Section of this Agreement, except that references to a payment in clause (b) thereof will be deemed to include a Transfer under this Annex.


8
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"Minimum Transfer Amount" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Notification Time" has the meaning specified in Paragraph 13.

"Obligations" means, with respect to a party, all present and future obligations of that party under this Agreement and any additional obligations specified for that party in Paragraph 13.

"Other Eligible Support" means, with respect to a party, the items, if any, specified as such for that party in Paragraph 13.

"Other Posted Support" means all Other Eligible Support Transferred to the Secured Party that remains in effect for the benefit of that Secured Party.

"Pledgor" means either party, when that party (i) receives a demand for or is required to Transfer Eligible Credit Support under Paragraph 3(a) or (ii) has Transferred Eligible Credit Support under Paragraph 3(a).

"Posted Collateral" means all Eligible Collateral, other property, Distributions, and all proceeds thereof that have been Transferred to or received by the Secured Party under this Annex and not Transferred to the Pledgor pursuant to Paragraph 3(b), 4(d)(ii) or 6(d)(i) or released by the Secured Party under Paragraph 8. Any Interest Amount or portion thereof not Transferred pursuant to Paragraph 6(d) (ii) will constitute Posted Collateral in the form of Cash.

"Posted Credit Support" means Posted Collateral and Other Posted Support.

"Recalculation Date" means the Valuation Date that gives rise to the dispute under Paragraph 5: provided, however, that if a subsequent Valuation Date occurs under Paragraph 3 prior to the resolution of the dispute, then the "Recalculation Date" means the most recent Valuation Date under Paragraph 3.

"Resolution Time" has the meaning specified in Paragraph 13.

"Return Amount" has the meaning specified in Paragraph 3(b).

"Secured Party" means either party, when that party (i) makes a demand for or is entitled to receive Eligible Credit Support under Paragraph 3(a) or (ii) holds or is deemed to hold Posted Credit Support.

"Specified Condition" means, with respect to a party, any event specified as such for that party in Paragraph 13.

"Substitute Credit Support" has the meaning specified in Paragraph 4(d) (i).

"Substitution Date" has the meaning specified in Paragraph 4(d) (ii).

"Threshold" means, with respect to a party, the amount specified as such for that party in Paragraph 13; if no amount is specified, zero.

"Transfer" means, with respect to any Eligible Credit Support, Posted Credit Support or Interest Amount, and in accordance with the instructions of the Secured Party, Pledgor or Custodian, as applicable:

(i) in the case of Cash, payment or delivery by wire transfer into one or more bank accounts specified by the recipient;

(ii) in the case of certificated securities that cannot be paid or delivered by book-entry, payment or delivery in appropriate physical form to the recipient or its account accompanied by any duly executed instruments of transfer, assignments in blank, transfer tax stamps and any other documents necessary to constitute a legally valid transfer to the recipient;

(iii) in the case of securities that can be paid or delivered by book-entry, the giving of written instructions to the relevant depository institution or other entity specified by the recipient, together with a written copy thereof to the recipient, sufficient if complied with to result in a legally effective transfer of the relevant interest to the recipient; and

(iv) in the case of Other Eligible Support or Other Posted Support, as specified in Paragraph 13.


9
--------------------------------------------------------------------------------

"Valuation Agent" has the meaning specified in Paragraph 13.

"Valuation Date" means each date specified in or otherwise determined pursuant to Paragraph 13.

"Valuation Percentage" means, for any item of Eligible Collateral, the percentage specified in Paragraph 13.

"Valuation Time" has the meaning specified in Paragraph 13.

"Value" means for any Valuation Date or other date for which Value is calculated and subject to Paragraph 5 in the case of a dispute, with respect to:

(i) Eligible Collateral or Posted Collateral that is:

(A) Cash, the amount thereof; and

(B) a security, the bid price obtained by the Valuation Agent multiplied by the applicable Valuation Percentage, if any;

(i) Posted Collateral that consists of items that are not specified as Eligible Collateral, zero; and

(ii) Other Eligible Support and Other Posted Support, as specified in Paragraph 13.

Paragraph 13.  Elections and Variables.

(a) Security Interest for "Obligations". The term "Obligations" as used in this Annex includes the following additional obligations:

      With respect to Party A: not applicable.

      With respect to Party B: not applicable.

(b)   Credit Support Obligations.

      (i)   Delivery Amount, Return Amount and Credit Support Amount.

            (A) "Delivery Amount" has the meaning specified in Paragraph 3(a), except that:

                  (I) the words "upon a demand made by the Secured Party on or promptly following a Valuation Date" shall be deleted and replaced with the words "not later than the close of business on each Valuation Date",

                  (II) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Value as of that Valuation Date of all Posted Credit Support held by the Secured Party." shall be deleted in its entirety and replaced with the following:

                        "The "Delivery Amount" applicable to the Pledgor for any Valuation Date will equal the greater of

                        (1) the amount by which (a) the S&P Credit Support Amount for such Valuation Date exceeds (b) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party, and

REFERENCE NUMBER: FXNEC9851

                        (2) the amount by which (a) the Moody's Credit Support Amount for such Valuation Date exceeds (b) the Moody's Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party.", and

                  (III) if, on any Valuation Date, the Delivery Amount equals or exceeds the Pledgor's Minimum Transfer Amount, the Pledgor will Transfer to the Secured Party sufficient Eligible Credit Support to ensure that, immediately following such transfer, the Delivery Amount shall be zero.

            (B) "Return Amount" has the meaning specified in Paragraph 3(b), except that:

                  (I) the sentence beginning "Unless otherwise specified in Paragraph 13" and ending "(ii) the Credit Support Amount." shall be deleted in its entirety and replaced with the following:

                        "The "Return Amount" applicable to the Secured Party for any Valuation Date will equal the lesser of

                        (1) the amount by which (a) the S&P Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the S&P Credit Support Amount for such Valuation Date, and

                        (2) the amount by which (a) the Moody's Value, as of such Valuation Date, of all Posted Credit Support held by the Secured Party exceeds (b) the Moody's Credit Support Amount for such Valuation Date.", and

                  (II) in no event shall the Secured Party be required to Transfer any Posted Credit Support under Paragraph 3(b) if, immediately following such transfer, the Delivery Amount would be greater than zero.

            (C) "Credit Support Amount" shall not apply. For purposes of calculating any Delivery Amount or Return Amount for any Valuation Date, reference shall be made to the S&P Credit Support Amount, the Moody's Credit Support Amount for such Valuation Date, as provided in Paragraphs 13(b)(i)(A) and 13(b)(i)(B), above.

      (ii)  Eligible Collateral.

            The items set forth on the schedule of Eligible Collateral attached as Schedule A hereto will qualify as "Eligible Collateral" (for the avoidance of doubt, all Eligible Collateral to be denominated in
            USD).

      (iii) Other Eligible Support.

            The following items will qualify as "Other Eligible Support" for the party specified:

            Not applicable.


REFERENCE NUMBER: FXNEC9851

      (iv)  Threshold.

            (A) "Independent Amount" means zero with respect to Party A and Party B.

            (B) "Moody's Threshold" means, with respect to Party A and any Valuation Date, if a Moody's First Trigger Downgrade Event has occurred and is continuing and such Moody's First Trigger Downgrade Event has been continuing (i) for at least 30 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

                  "S&P Threshold" means, with respect to Party A and any Valuation Date, if an S&P Approved Ratings Downgrade Event has occurred and is continuing and such S&P Approved Ratings Downgrade Event has been continuing (i) for at least 10 Local Business Days or (ii) since this Annex was executed, zero; otherwise, infinity.

                  "Threshold" means, with respect to Party B and any Valuation Date, infinity.

            (C) "Minimum Transfer Amount" means USD 100,000 with respect to Party A and Party B; provided, however, that if the aggregate Certificate Principal Balance of any Certificates and the aggregate principal balance of any Notes rated by S&P is at the time of any transfer less than USD 50,000,000, the "Minimum Transfer Amount" shall be USD 50,000.

            (D) Rounding: The Delivery Amount will be rounded up to the nearest integral multiple of USD 10,000. The Return Amount will be rounded down to the nearest integral multiple of USD 10,000.

(c)   Valuation and Timing.

      (i)   "Valuation Agent" means Party A.

      (ii) "Valuation Date" means each Local Business Day on which any of the S&P Threshold or the Moody's Threshold is zero.

      (iii) "Valuation Time" means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable; provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date. The Valuation Agent will notify each party (or the other party, if the Valuation Agent is a party) of its calculations not later than the Notification Time on the applicable Valuation Date (or in the case of Paragraph 6(d), the Local Business Day following the day on which such relevant calculations are performed)."

      (iv) "Notification Time" means 11:00 a.m., New York time, on a Local Business Day.

(d) Conditions Precedent and Secured Party's Rights and Remedies. The following Termination Events will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party): With respect to Party A and Party B:
      None.

(e)   Substitution.


REFERENCE NUMBER: FXNEC9851

      (i)   "Substitution Date" has the meaning specified in Paragraph 4(d)(ii).

      (ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party's consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)   Dispute Resolution.

      (i) "Resolution Time" means 1:00 p.m. New York time on the Local Business Day following the date on which the notice of the dispute is given under Paragraph 5.

      (ii) Value. Notwithstanding anything to the contrary in Paragraph 12, for the purpose of Paragraphs 5(i)(C) and 5(ii), the S&P Value and Moody's Value, on any date, of Eligible Collateral other than Cash will be calculated as follows:

            For Eligible Collateral other than Cash in the form of securities listed in Schedule A: the sum of (A) the product of (1)(x) the bid-side quotation at the Valuation Time for such securities on the principal national securities exchange on which such securities are listed, or (y) if such securities are not listed on a national securities exchange, the arithmetic mean of the bid-side quotations for such securities quoted at the Valuation Time by any three principal market makers for such securities selected by the Valuation Agent, provided that if only two bid-side quotations are obtained, then the arithmetic mean of such two bid-side quotations will be used, and if only one bid-side quotation is obtained, such quotation shall be used, or (z) if no such bid price is listed or quoted for such date, the bid price listed or quoted (as the case may be) at the Valuation Time for the day next preceding such date on which such prices were available and (2) the applicable Valuation Percentage for such Eligible Collateral, and (B) the accrued interest on such securities (except to the extent Transferred to the Pledgor pursuant to Paragraph 6(d)(ii) or included in the applicable price referred to in the immediately preceding clause (A)) as of such date.

            For Cash, the amount thereof multiplied, in the case of the S&P Value, by the applicable S&P Valuation Percentage.

      (iii) Alternative. The provisions of Paragraph 5 will apply.

(g)   Holding and Using Posted Collateral.

      (i) Eligibility to Hold Posted Collateral; Custodians. Party B (or its Custodian) will be entitled to hold Posted Collateral pursuant to Paragraph 6(b), provided that the following conditions applicable to it are satisfied:

            (1)   it is not a Defaulting Party.

            (2) Posted Collateral consisting of Cash or certificated securities that cannot be paid or delivered by book-entry may be held only in any state of the United States which has adopted the Uniform Commercial Code, and


REFERENCE NUMBER: FXNEC9851

            (3) in the case of any Custodian for Party B, such Custodian (or, to the extent applicable, its parent company or credit support provider) shall then have credit ratings from S&P at least equal to the Custodian Required Rating Threshold. If at any time the Custodian does not have credit ratings from S&P at least equal to the Custodian Required Rating Threshold, the Trustee must within 60 days obtain a replacement Custodian with credit ratings from S&P at least equal to the Custodian Required Rating Threshold.

            Initially, the Custodian for Party B is: The Bank of New York

      (ii) Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party B or its Custodian; provided, however, that if Party A delivers Posted Collateral in book-entry form, then Paragraph 6(c)(ii) will apply to Party B and its Custodian, and Party B and its Custodian shall have the rights specified in Paragraph 6(c)(ii).

(h)   Distributions and Interest Amount.

      (i) Interest Rate. The "Interest Rate" will be the actual interest rate earned on Posted Collateral in the form of Cash that is held by Party B or its Custodian. Posted Collateral in the form of Cash shall be invested in such overnight (or redeemable within two Local Business Days of demand) Permitted Investments rated at least (x) AAAm or AAAm-G by S&P and (y) Prime-1 by Moody's or Aaa by Moody's, as directed by Party A. Gains and losses incurred in respect of any investment of Posted Collateral in the form of Cash in Permitted Investments as directed by Party A shall be for the account of Party A.

      (ii) Amendment of Paragraph 6(d)(i) - Distributions. Paragraph 6(d)(i) shall be deleted in its entirety and replaced with the following:

            "Distributions. Subject to Paragraph 4(a), if Party B receives Distributions on a Local Business Day, it will Transfer to Party A not later than the following Local Business Day any Distributions it receives to the extent that a Delivery Amount would not be created or increased by that Transfer, as calculated by the Valuation Agent (and the date of calculation will be deemed to be a Valuation Date for this purpose). "

      (iii) Amendment of Paragraph 6(d)(ii) - Interest Amount. Clause (d)(ii) of Paragraph 6 shall be amended and restated to read in its entirety as follows:

            "(ii) Interest Amount. In lieu of any interest, dividends or other amounts paid with respect to Posted Collateral in the form of Cash (all of which may be retained by the Secured Party), the Secured Party will Transfer to the Pledgor on the 20th day of each calendar month (or if such day is not a Local Business Day, the next Local Business Day) the Interest Amount. Any Interest Amount or portion thereof actually received by Party B, but not Transferred pursuant to this Paragraph will constitute Posted Collateral in the form of Cash and will be subject to the security interest granted under Paragraph 2. For purposes of calculating the Interest Amount the amount of interest calculated for each day of the interest period shall be compounded monthly." Secured Party shall not be obligated to transfer any Interest Amount unless and until it has received such amount.

(i) Additional Representation(s). There are no additional representations by either party.


REFERENCE NUMBER: FXNEC9851

(j)   Other Eligible Support and Other Posted Support.

      (i) "Value" with respect to Other Eligible Support and Other Posted Support means: not applicable.

      (ii) "Transfer" with respect to Other Eligible Support and Other Posted Support means: not applicable.

(k) Demands and Notices.All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, except that any demand, specification or notice shall be given to or made at the following addresses, or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this paragraph) to the other party:

      If to Party A, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B, at the address specified pursuant to the Notices Section of this Agreement.

      If to Party B's Custodian: at the address designated in writing from time to time.

(l) Address for Transfers. Each Transfer hereunder shall be made to the address specified below or to an address specified in writing from time to time by the party to which such Transfer will be made.

      Party A account details for holding collateral:

               Citibank, N.A., New York
               ABA Number: 021-0000-89, for the account of Bear, Stearns Securities Corp.
               Account Number: 0925-3186, for further credit to Bear Stearns Financial Products Inc.
               Sub-account  Number: 102-04654-1-3
               Attention: Derivatives Department

      Party B's Custodian account details for holding collateral:

               As specified in writing from time to time by Party B.

(m)   Other Provisions.

      (i) Posted Collateral Account. On the first Valuation Date that the Moody's Threshold or S&P Threshold is zero, Party B shall open and maintain a segregated account, and hold, record and identify all Posted Collateral in such segregated account.

      (ii) Agreement as to Single Secured Party and Single Pledgor. Party A and Party B hereby agree that, notwithstanding anything to the contrary in this Annex, (a) the term "Secured Party" as used in this Annex means only Party B, (b) the term "Pledgor" as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9.

      (iii) Calculation of Value. Paragraph 4(c) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's Value". Paragraph 4(d)(ii) is hereby amended by (A) deleting the words "a Value" and inserting in lieu thereof "an S&P Value, Moody's Value" and (B) deleting the words "the Value" and inserting in lieu thereof "S&P Value, Moody's Value". Paragraph 5 (flush language) is hereby amended by deleting the word "Value" and inserting in lieu thereof "S&P Value, Moody's Value". Paragraph 5(i) (flush language) is hereby amended by deleting the word "Value" and inserting in lieu


REFERENCE NUMBER: FXNEC9851
            thereof "S&P Value, Moody's Value". Paragraph 5(i)(C) is hereby amended by deleting the word "the Value, if" and inserting in lieu thereof "any one or more of the S&P Value, Moody's Value, as may be". Paragraph 5(ii) is hereby amended by (1) deleting the first instance of the words "the Value" and inserting in lieu thereof "any one or more of the S&P Value, Moody's Value" and (2) deleting the second instance of the words "the Value" and inserting in lieu thereof "such disputed S&P Value, Moody's Value". Each of Paragraph 8(b)(iv)(B) and Paragraph 11(a) is hereby amended by deleting the word "Value" and inserting in lieu thereof "least of the S&P Value, Moody's Value".

      (iv) Form of Annex. Party A and Party B hereby agree that the text of Paragraphs 1 through 12, inclusive, of this Annex is intended to be the printed form of ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc.

      (v) Events of Default. Clause (iii) of Paragraph 7 shall not apply to Party B.

      (vi) Expenses. Notwithstanding anything to the contrary in Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in maintenance and any Transfer of Eligible Collateral.

      (vii) Withholding. Paragraph 6(d)(ii) is hereby amended by inserting immediately after "the Interest Amount" in the fourth line thereof the words "less any applicable withholding taxes."

      (ix)  Additional Definitions. As used in this Annex:

            "Custodian Required Rating Threshold" means, with respect to an entity, a short-term unsecured and unsubordinated debt rating from S&P of "A-1," or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating from S&P of "A+".

            "DV01" means, with respect to a Transaction and any date of determination, the estimated change in the Secured Party's Transaction Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant methodology customarily used by the Valuation Agent. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

            "Exposure" has the meaning specified in Paragraph 12, except that
            (1) after the word "Agreement" the words "(assuming, for this purpose only, that Part 1(f)(i)(A-E) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "without assuming that the terms of such Replacement Transactions are materially less beneficial for Party B than the terms of this Agreement" shall be added.

            "Local Business Day" means, for purposes of this Annex: any day on which (A) commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) in New York and the location of Party A, Party B and any Custodian, and (B) in relation to a Transfer of Eligible Collateral, any day on which the clearance system agreed between the parties for the delivery of Eligible Collateral is open for acceptance and execution of settlement instructions (or


REFERENCE NUMBER: FXNEC9851
            in the case of a Transfer of Cash or other Eligible Collateral for which delivery is contemplated by other means a day on which commercial banks are open for business (including dealings in foreign exchange and foreign deposits) in New York and the location of Party A, Party B and any Custodian.

            "Moody's Credit Support Amount" means, for any Valuation Date:

            (A)   if the Moody's Threshold for such Valuation Date is zero and
                  (i) it is not the case that a Moody's Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, an amount equal to the greater of (x) zero and (y) the sum of the Secured Party's Exposure and the aggregate of Moody's First Trigger Additional Amounts for all Transactions and such Valuation Date;

            (B) if the Moody's Threshold for such Valuation Date is zero and if a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, an amount equal to the greatest of (x) zero, (y) the aggregate amount of the Next Payments for all Next Payment Dates, and (z) the sum of the Secured Party's Exposure and the aggregate of Moody's Second Trigger Additional Amounts for all Transactions and such Valuation Date; or

            (C) if the Moody's Threshold for such Valuation Date is infinity, zero.

            "Moody's First Trigger Additional Amount" means, for any Valuation Date and any Transaction, the lesser of (x) the product of the Moody's First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of (i) the Moody's First Trigger Notional Amount Multiplier, (ii) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one and (iii) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

            "Moody's First Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's First Trigger Ratings Threshold.

            "Moody's First Trigger DV01 Multiplier" means 15.

            "Moody's First Trigger Notional Amount Multiplier" means 2%.

            "Moody's First Trigger Value" means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody's First Trigger Valuation Percentage for such Eligible Collateral set forth in Schedule A.

            "Moody's Second Trigger Additional Amount" means, for any Valuation Date and any Transaction,

            (A) if such Transaction is not a Transaction-Specific Hedge, the lesser of (i) the product of the Moody's Second Trigger DV01 Multiplier and DV01 for such Transaction and such


REFERENCE NUMBER: FXNEC9851

                  Valuation Date and (ii) the product of (1) the Moody's Second Trigger Notional Amount Multiplier, (2) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is specified in such Transaction, one and (3) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date; or

            (B) if such Transaction is a Transaction-Specific Hedge, the lesser of (i) the product of the Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of
                  (x) the Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier, (y) the Scale Factor, if any, for such Transaction, or, if no Scale Factor is applicable for such Transaction, one, and (z) the Notional Amount for such Transaction for the Calculation Period for such Transaction (each as defined in the related Confirmation) which includes such Valuation Date.

            "Moody's Second Trigger DV01 Multiplier" means 50.

            "Moody's Second Trigger Notional Amount Multiplier" means 8%.

            "Moody's Second Trigger Transaction-Specific Hedge DV01 Multiplier" means 65.

            "Moody's Second Trigger Transaction-Specific Hedge Notional Amount Multiplier" means 10%.

            "Moody's Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

            (A)   if the Moody's Threshold for such Valuation Date is zero and
                  (i) it is not the case that a Moody's Second Trigger Downgrade Event has occurred and is continuing or (ii) a Moody's Second Trigger Downgrade Event has occurred and is continuing and less than 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in the column headed "Moody's First Trigger Valuation Percentage", or

            (B) if a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, the corresponding percentage for such Eligible Collateral in the column headed "Moody's Second Trigger Valuation Percentage.

            "Moody's Value" means, on any date and with respect to any Eligible Collateral the product of (x) the bid price obtained by the Valuation Agent and (y) the applicable Moody's Valuation Percentage for such Eligible Collateral set forth in Schedule A.

            "Next Payment" means, in respect of each Next Payment Date, the greater of (i) the aggregate amount of any payments due to be made by Party A under Section 2(a) on such Next Payment Date less the aggregate amount of any payments due to be made by Party B under
            Section 2(a) on such Next Payment Date (any such payments determined based on rates prevailing the date of determination) and (ii) zero.


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

            "Next Payment Date" means each date on which the next scheduled payment under any Transaction is due to be paid.

            "Replacement Transaction" for the purposes of this Annex, means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that would have the effect of preserving for the Secured Party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, without assuming that the terms of such transaction or group of transactions are materially less beneficial for Party B than the terms of the Terminated Transaction or group of Terminated Transactions.

            "S&P Approved Ratings Downgrade Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Approved Ratings Threshold.

            "S&P Credit Support Amount" means, for any Valuation Date:

            (A) if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the greater of (x) zero and (y) than Secured Party's Exposure on such Valuation Date;

            (B) if the S&P Threshold for such Valuation Date is zero and it is the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, an amount equal to the greater of (x) zero and (y) 125% of the Secured Party's Exposure on such Valuation Date; or

            (C) if the S&P Threshold for such Valuation Date is infinity, zero.

            "S&P Valuation Percentage" means, with respect to a Valuation Date and each item of Eligible Collateral,

            (A) if the S&P Threshold for such Valuation Date is zero and it is not the case that an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed "S&P Approved Ratings Valuation Percentage;" or

            (B) if an S&P Required Ratings Downgrade Event has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed "S&P Required Ratings Valuation Percentage".

            "S&P Value" means, on any date and with respect to any Eligible Collateral, (A) in the case of Eligible Collateral other than Cash, the product of (x) the bid price obtained by the Valuation Agent for such Eligible Collateral and (y) the applicable S&P Valuation Percentage for such Eligible Collateral set forth in Schedule A and
            (B) in the case of Cash, the amount thereof multiplied by the applicable S&P Valuation Percentage.


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

            "Transaction Exposure" means, for any Transaction, Exposure determined as if such Transaction were the only Transaction between the Secured Party and the Pledgor.

            "Transaction-Specific Hedge" means any Transaction that is (i) an interest rate swap in respect of which (x) the notional amount of the interest rate swap is "balance guaranteed" or (y) the notional amount of the interest rate swap for any Calculation Period (as defined in the related Confirmation) otherwise is not a specific dollar amount that is fixed at the inception of the Transaction,
            (ii) an interest rate cap, (iii) an interest rate floor or (iv) an interest rate swaption.

            "Valuation Percentage" shall mean, for purposes of determining the S&P Value or Moody's Value with respect to any Eligible Collateral or Posted Collateral, the applicable S&P Valuation Percentage or Moody's Valuation Percentage for such Eligible Collateral or Posted Collateral, respectively, in each case as set forth in Schedule A.

            "Value" shall mean, in respect of any date, the related S&P Value and the related Moody's Value.

                [Remainder of this page intentionally left blank]


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

      IN WITNESS WHEREOF, the parties have executed this Annex by their duly authorized representatives as of the date of the Agreement.

BEAR STEARNS FINANCIAL PRODUCTS INC.     THE BANK OF NEW YORK, NOT IN ITS
                                         INDIVIDUAL OR CORPORATE CAPACITY, BUT
                                         SOLELY AS SUPPLEMENTAL INTEREST TRUSTEE
                                         FOR ALTERNATIVE LOAN TRUST 2007-HY9



By:   /s/ Michael F. Bellacosa           By:   /s/ Matthew Sabino
      ----------------------------             ---------------------------
      Name: Michael F. Bellacosa               Name: Matthew Sabino
      Title:  Authorized Signatory             Title: Assistant Treasurer
      Date:                                    Date:


REFERENCE NUMBER: FXNEC9851

                                   SCHEDULE A

                               Eligible Collateral

                                                                 S&P                                 Moody's          Moody's
   ISDA Collateral                                            Valuation          S&P Required     First Trigger    Second Trigger
  Asset Definition                                         Approved Ratings   Ratings Valuation     Valuation        Valuation
    (ICAD) Code           Remaining Maturity in Years         Percentage          Percentage        Percentage       Percentage
    ------------          ---------------------------         ----------          ----------        ----------       ----------
(A)  US-CASH                          N/A                        100%                80%               100%             100%
(B)  US-TBILL
     US-TNOTE
     US-TBOND
                                   1 or less                    98.9%               79.1%              100%             100%
                        More than 1 but not more than 2          98%                78.4%              100%             99%
                        More than 2 but not more than 3          98%                78.4%              100%             98%
                        More than 3 but not more than 5          98%                78.4%              100%             97%
                        More than 5 but not more than 7         93.7%                75%               100%             96%
                       More than 7 but not more than 10         92.6%               74.1%              100%             94%
                       More than 10 but not more than 20        91.1%               72.9%              100%             90%
                                 More than 20                   88.6%               70.9%              100%             88%
(C)  US-GNMA
     US-FNMA
     US-FHLMC
                                   1 or less                    98.5%               78.8%              100%             99%
                        More than 1 but not more than 2          98%                78.4%              100%             99%
                        More than 2 but not more than 3          98%                78.4%              100%             98%
                        More than 3 but not more than 5          98%                78.4%              100%             96%
                        More than 5 but not more than 7         92.6%               74.1%              100%             93%
                       More than 7 but not more than 10         92.6%               74.1%              100%             93%
                       More than 10 but not more than 20        87.7%               70.2%              100%             89%
                                 More than 20                   84.4%               67.5%              100%             87%


      The ISDA Collateral Asset Definition (ICAD) Codes used in this Schedule A are taken from the Collateral Asset Definitions (First Edition - June
      2003) as published and copyrighted in 2003 by the International Swaps and Derivatives Association, Inc.




REFERENCE NUMBER: FXNEC9851